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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 28, 2006


                         GS Mortgage Securities Corp.

   (as depositor for the GSAA Home Equity Trust 2006-7 formed pursuant to a Master Servicing and Trust Agreement, relating to the GSAA Home Equity

            Trust 2006-7, Asset-Backed Certificates, Series 2006-7)
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-132809             13-3387389
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)

        85 Broad Street, New York, New York                     10004
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      (Address of Principal Executive Offices)                (Zip Code)


                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On April 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Company, as depositor, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator and Deutsche Bank National Trust Company, as a custodian and as trustee (in such capacity, the "Trustee") of GSAA Home Equity Trust 2006-7, Asset-Backed Certificates, Series 2006-7 (the "Certificates"), issued in nineteen classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4A, Class AF-4B, Class AF-5A, Class AF-5B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of April 1, 2006 of $540,110,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 25, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 1 Assignment Agreement") dated as of April 28, 2006, among PHH Mortgage Corporation ("PHH"), Bishop's Gate Residential Mortgage Trust ("Bishop's Gate" and together with PHH, the "PHH Sellers"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The PHH Step 1 Assignment Agreement is annexed hereto as Exhibit 99.2.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "PHH Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, the PHH Sellers, the Trustee and the Master Servicer. The PHH Step 2 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "Avelo/Conduit Step 1 Assignment Agreement") dated as of April 28, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo/Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On April 28, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Avelo/Conduit Step 2 Assignment Agreement") dated as of April 28, 2006, among the Company, Avelo, the Trustee and the Master Servicer. The Avelo/Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 1 Assignment Agreement") dated as of April 28, 2006, among Countrywide Servicing, the Company and GSMC. The CHLS/Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On April 28, 2006, the Company entered into an Assignment Agreement (the "CHLS/Conduit Step 2 Assignment Agreement") dated as of April 28, 2006, among the

Company, Countrywide Servicing, the Trustee and the Master Servicer. The CHLS/Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.7.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

         Not applicable.

(b)   Pro forma financial information:

         Not applicable.

(c)   Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of April 1, 2006, among the Company, as depositor, Deutsche Bank National Trust Company, as Trustee and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, N.A., as Master Servicer and securities administrator.

Exhibit 99.2 PHH Step 1 Assignment Agreement, dated as of April 28, 2006, among the PHH Sellers, GSMC and the Company.

Exhibit 99.3 PHH Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, the PHH Sellers, the Trustee and the Master Servicer.

Exhibit 99.4 Avelo/Conduit Step 1 Assignment Agreement, dated as of April 28, 2006, among Avelo, GSMC and the Company.

Exhibit 99.5 Avelo/Conduit Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Avelo, the Trustee and the Master Servicer.

Exhibit 99.6 CHLS/Conduit Step 1 Assignment Agreement, dated as of April 28, 2006, among, Countrywide Servicing, GSMC and the Company.

Exhibit 99.7 CHLS/Conduit Step 2 Assignment Agreement, dated as of April 28, 2006, among the Company, Countrywide Servicing, the Trustee and the Master Servicer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   May 12, 2006


                                                   GS MORTGAGE SECURITIES CORP.



                                                   By:  /s/ Michelle Gill
                                                       ------------------------
                                                       Name:  Michelle Gill
                                                       Title: Vice President

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                                 Exhibit Index

Exhibit Index

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
Regulation S-K                                      -----------                            ---------------------------
--------------
         99.1             Master Servicing and Trust Agreement, dated as of April 1,                       E
                          2006, among the Company, as depositor, Deutsche Bank National
                          Trust Company, as Trustee and as a custodian, JPMorgan Chase
                          Bank, National Association, as a custodian, U.S. Bank National
                          Association, as a custodian, and Wells Fargo Bank, N.A., as
                          Master Servicer and securities administrator.

          99.2            PHH Step 1 Assignment Agreement, dated as of April 28, 2006,                     E
                          among the PHH Sellers, GSMC and the Company.

          99.3            PHH Step 2 Assignment Agreement, dated as of April 28, 2006,                     E
                          among the Company, the PHH Sellers, the Trustee and the Master
                          Servicer.

          99.4            Avelo/Conduit Step 1 Assignment Agreement, dated as of April                     E
                          28, 2006, among Avelo, GSMC and the Company.

          99.5            Avelo/Conduit Step 2 Assignment Agreement, dated as of April                     E
                          28, 2006, among the Company, Avelo, the Trustee and the Master
                          Servicer.

          99.6            CHLS/Conduit Step 1 Assignment Agreement, dated as of April                      E
                          28, 2006, among, Countrywide Servicing, GSMC and the Company.

          99.7            CHLS/Conduit Step 2 Assignment Agreement, dated as of April                      E
                          28, 2006, among the Company, Countrywide Servicing, the
                          Trustee and the Master Servicer.